SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2003

First Community Corporation
(Exact name of registrant
as specified in its charter)

South Carolina	000-28344	57-1010751
(State of Incorporation)	Commission File No.	(I.R.S. Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina 29072
(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code:   (803) 951-2265

Not Applicable
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
(c)          Exhibits.

99.1        Slide Show Presentation from First Community Corporation Investor Symposium.

Item 12. Results of Operations and Financial Condition.

On August 22, 2003, First Community Corporation participated in the Bank Investor Symposium at the Regency Hyatt in Greenville, South Carolina.

The full text of the slide show presentation from the meeting is set forth in Exhibit 99.1 attached hereto. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 but is instead furnished as required by that instruction.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION By: /s/ Joseph G. Sawyer Name: Joseph G. Sawyer Title: Chief Financial Officer

Dated: August 25, 2003

EXHIBIT INDEX

Exhibit Number                      Description

99.1      Investor Symposium Presentation August 22, 2003

4